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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in Registration Statement Nos. 333-04589, 333-92597, 333-34596, and 333-43002 on Form S-8 and Registration
Statement Nos. 333-59107, 333-63663, 333-72833, 333-80615, 333-89669, 333-89687,
333-42184, and 333-47518 on Form S-3 of StarBase Corporation of our report dated May 7, 2001, appearing in the Annual Report on Form 10-K of Starbase Corporation for the year ended March 31, 2001.

DELOITTE & TOUCHE LLP

Costa Mesa, California
June 28, 2001